UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 16, 2010 (February 12, 2010)

COATES INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-33155	22-2925432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Highway 34 & Ridgewood Road, Wall Township, New Jersey 07719
(Address of principal executive offices)

(732) 449-7717
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 12, the board of directors agreed to the issuance of 4,001 shares of Series A Preferred Stock of the Corporation (representing 40,010,000 voting shares) to George J. Coates in order to restore the original percentage of all votes originally held by the Coates Family at January 1, 2005. The Coates Family shareholdings has been diluted as a result of various issuances of new shares of stock in connection with raises of new equity capital during the period from January 1, 2009 to February 12, 2010. As a result, they have requested that as a prerequisite condition to issuing any further shares to new investors and/or lenders, that George J. Coates be awarded shares of the super-majority voting shares of the Corporation’s Series A Preferred Stock, $0.001 par vale per share in order to restore its original percentage of all votes that it held at January 1, 2005. The Series A Preferred Stock does not share in any dividends and does not have any liquidation rights.

In order to enable the Corporation to raise urgently needed working capital, the board of directors deemed it advisable and consented to authorize the issuance of additional shares of Series A Preferred Stock to the George J. Coates to restore the Coates Family’s voting percentage upon any future issuance of new shares of the Corporation’s common stock as a result of a sale or conversion of securities into common stock (except that no Series A Preferred Stock shall be issued to George J. Coates to restore the Coates Family voting percentage in connection with any new shares of common stock issued upon sale or conversion of the Corporation’s securities issued pursuant to public offerings by the Corporation).

The issuance of shares of Series A Preferred Stock to George J. Coates does not have any effect on the shares of dividends or liquidation value of the holders of our common stock. However, based on 275,919,661 shares of common stock outstanding as of February 12, 2010, the voting rights of the holders of our common stock will be affected as follows:

Percentage of voting rights held:	George J. Coates	All other shareholders
As of February 12, 2010	85. 73%	14.23%

Immediately after issuance of the Series A Preferred Stock	87.11%	12.89%

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

None

(b) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COATES INTERNATIONAL, LTD.

Date: February 16, 2010	By:	/s/ George J. Coates
George J. Coates
President and Chief Executive Officer